Fees Summary	Nov. 25, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 12,248.00
Total Fee Amount	12,248.00
Total Transaction Valuation	80,000,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00